Exhibit 99.2

February 28, 2022
Dear Fellow Stockholders,
We are a company that values feedback – from our customers, employees, stockholders, and the community. We were excited about combining forces with Zendesk and creating immense value for our stakeholders. We now know that the transaction will not go through, and we acknowledge many of you, like us, are disappointed. We’d like to thank our stakeholders for their consistent partnership and engagement. The future is bright for Momentive – our best days are ahead of us. We’d like to share a bit more in this letter about how we make that statement come true.
Our Journey to Today
Momentive (then, SurveyMonkey) was founded in 1999, and was instrumental in creating the survey software category. We’ve transformed our business since then. The past five years have been especially transformative for the Company as we have executed on a strategy to move upmarket, scale our sales-assisted business, and better serve a greater number of customers through a broader suite of solutions. Today, our market opportunity is larger and more relevant than ever, our products and go-to-market (GTM) strategy are stronger, and our culture and employees position us to win.
Our market opportunity is larger and more relevant than ever
Business dynamics are changing rapidly. Expectations are higher than ever. Momentive helps businesses gain insights across their most important constituents: external customers, internal customers (employees), and potential customers. Every business has gaps between their customers’ expectations and what’s actually being delivered, and actionable feedback is essential to closing these gaps. We estimate our total addressable market will exceed $80 billion by 2025. Today, most of the market is trapped in cumbersome, rigid, services-led offerings, and Momentive’s
MULTIBILLION-DOLLAR OPPORTUNITY WITHIN ESTABLISHED ADDRESSABLE MARKETS
$30B+ $81B+ Massive existing market being disrupted by digital transformation
$26B+
Billions of spend remains in legacy $25B+ services firms and outdated solutions
Voice of Voice of Market Momentive Customer Employees Research
Sources: Surveys + Voice of Customer: IDC WW Customer Intelligence & Analytics Applications Software Forecast, 2021-2025; Voice of Employee: IDC Worldwide and U.S. Employee Experience Software and Services Forecast, 2021-2025; Market Research: internal Momentive estimates.

Our products are stronger and address more valuable customer needs
As we’ve transformed over the years, we’ve remained true to the belief that software should be powerful, yet flexible and easy-to-use. It turns out that we’re not alone. Our products resonate deeply with customers who value solution depth alongside ease-of-use, flexibility, and time-to-value. Our product portfolio has evolved to offer the flexibility to address a wide range of use cases with our horizontal feedback platform—as well as purpose-built solutions for market insights, customer experience, and employee experience. Further, we’ve invested in machine learning and artificial intelligence (“ML/AI”) to leverage our wealth of data so that our products help customers make even faster data-driven decisions. This combination of product breadth and speed-to-insights enables us to expand customer relationships over time.
POWERFUL PRODUCTS, EASY TO USE
Enterprise-Grade platform, purpose-built use cases – designed to scale with our customers
External Customers Internal Customers Potential Customers
Customer Experience Employee Experience Market Insights Solutions Solutions Solutions
Enterprise-Grade Platform
Signal Collection, ML/AI Analytics and Insights Engine
2

Our hybrid go-to-market motion builds customer relationships that retain and expand

Over the last five years we've expanded our GTM engine from nearly 100% product-led (selling through our websites via credit card transactions, what we've previously referred to as self-serve) to include a scaled, sales-assisted motion. In Q4'21, our sales-assisted revenue had grown to a $160 million annualized revenue run rate and represented 34% of total revenue. Our product-led and sales-assisted GTM motions are complementary and work together to land and expand customers over time.

Our product-led growth (PLG) motion continues to attract high-quality customer relationships at scale. 345,000+ organizations are paid customers today, approximately 40,000 of which employ more than 1,000 employees. Many customers begin as PLG relationships, which we then expand into a sales-assisted engagement. On average, we see a 4x uplift in account value when customers graduate from PLG to sales-assisted.

Once we've established a sales-assisted relationship, we're positioned to expand through new use cases and additional products. As customers add products, we have a proven track record of further driving uplift: account values increase 5x from one to two products, and expand by more than 10x from one to three products. We're early in our expansion motion—only 6% of our base of approximately 11,900 sales-assisted customers currently use more than one of our products. Across our base of 345,000+ organizational customers—spanning our PLG and sales-assisted motions—our dollar-based net retention rate is 106%, with an even higher retention rate for customers using multi-seat plans.



PRODUCT-LED GROWTH GTM
Massive, High-Quality Customer Base
345K+
Organizational Customers
40K+
From enterprises with >1,000 employees
1 in 3
Paid users on a Teams plan
PRODUCT-LED GROWTH CONVERSION TO SALES-ASSISTED RELATIONSHIP
4X
Average uplift in account value when a customer converts from product-led growth to sales-assisted
SALES-ASSISTED GTM
Proven Expansion Vectors – Early in Journey
1X
Average customer size with one product
5X
Average customer size of two products vs. one product
>10X
Average customer size of three products vs. one product

Data as of Q3'21. "Teams plan" refers to SurveyMonkey Teams, a multi-user annual plan, primarily used by small groups, collaborating on feedback management. See appendix for detailed definitions.

Our team and culture are a true competitive advantage

Finally, none of this success would be possible without our team. We're proud of our ability to attract and retain a team that is tirelessly committed to our mission to power the curious so they can shape what's next. We're humbled that our employee feedback led to Momentive being named one of Glassdoor's 2021 Best Places to Work. Simply put, our employees are our most important differentiator.

3

Our Next Chapter Today, we’re embarking on our next chapter. As we look to the future, our areas of emphasis will build on the strengths discussed above.
Customer-Centric Innovation Our customers love Momentive products because they are powerful, yet easy-to-use, flexible, and offer fast time-to-value. These attributes resonate with businesses of all sizes, from small businesses to departments and divisions of the largest, most discerning enterprises in the world. We plan to centralize our product strategy and focus our product development on customer personas and purpose-built solutions where we expect to see continued, outsized success. For example, our market insights offerings are enabling companies to make multi-million dollar business decisions based on actionable insights. When ClickUp, a fast-growing provider of an all-in-one productivity platform wanted to launch their first-ever Super Bowl ad earlier this month, they turned to Momentive to make a data-informed decision quickly and with confidence. Through Momentive’s market research solutions, ClickUp utilized our panel to engage potential viewers and ran polls to decide which of their ad variants would make the final cut. Momentive’s solutions enabled ClickUp to put its target audience at the center of its decision-making process and create an impactful—and memorable—ad viewed by millions of people. Positioning Evolution
Continuing the brand evolution we began in 2021, we plan to streamline our positioning, consolidating our product portfolio under two brands and web surfaces—Momentive and SurveyMonkey—with strong marketing connective tissue between the two. We are excited to make our CX offering (today known as GetFeedback) a cornerstone of Momentive, which will clearly communicate the value of our suite of upmarket solutions. SurveyMonkey will reinforce the merits of our complementary products for value-oriented customers who prioritize speed and ease of use. Hybrid GTM and Expansion Focus Leveraging our hybrid GTM motion, we plan to sharpen our focus on meeting customers where they prefer to buy, reducing friction in the buying process. Specifically, we plan to improve our PLG customer flows and extend the successful high-velocity selling motion we launched in 2021. In addition, we have deep conviction in the expansion opportunity within our existing customer base. For example, only 11% of our approximately 40,000 organizational customers with 1,000 or more employees have been converted to sales-assisted relationships, and only 6% of existing sales assisted customers use more than one of our products. We’re focused on delivering more to our existing customers—deeper relationships, more value, and more products. Leadership Team
To execute on these new initiatives, we’re evolving our leadership team. Most notably, Priyanka (Pri) Carr has been promoted from general manager of the market research business to the role of chief operating officer, reporting to CEO Zander Lurie. Pri will lead the functions responsible for building great products
(product strategy, design, methodology, research), bringing them to market (product marketing, pricing, partnerships), and driving Momentive’s scaled product-led growth motion. We believe that unifying these functions under one leader will enable more customer-centric product innovation. Tom Hale will be leaving after nearly six years. Under Tom’s leadership, we’ve scaled our operations and expanded our sales-assisted motion. We are grateful for Tom’s partnership, and we wish him well in his next chapter. 4

Increased Operating Leverage on Path to Rule of 40 We expect to build on our track record of profitable growth, with added emphasis on driving meaningful non-GAAP operating margin leverage, beginning in 2022. Our goal is to become a consistent “Rule of 40” company. We plan to provide an updated view on our long-term operating model at our upcoming investor day, referenced below. $200 Million Share Repurchase Program Authorized We have conviction in our path forward and continually review avenues to deliver stockholder value with Momentive’s Board of Directors. To that end, the Board has authorized a $200 million share repurchase program. Investor Day We expect to host a virtual investor day in the second quarter. We’ll publish a date for the event in the near future. Q1 2022 Outlook Today, we’re providing our outlook for the first quarter of 2022. We expect: • Total revenue in the range of $114.5 to $116.5 million. The midpoint is based on expected year-over-year growth in the thirties for our sales-assisted channel revenue and mid-single digit growth for our product-led channel revenue. • Non-GAAP operating margin of approximately (1%). For the first quarter of 2022, we expect basic weighted average shares outstanding to be approximately 151 million and dilutive weighted average shares outstanding to be approximately 153 million. We plan to resume providing full year financial guidance in parallel with our Q1 2022 financial results in early May. Thank You We hope you share our excitement about Momentive’s next chapter. We have foundational strengths in our products, hybrid go-to-market motion, and financial profile. We believe we can build on these to better serve our customers, drive consistent revenue growth, and generate greater profitability.
The entire Momentive team is focused on executing for our stakeholders as we move forward, and our Board remains focused on maximizing value for our stockholders. From all of us at Momentive, thank you for your support and continued partnership. Let’s shape what’s next! Sincerely, Zander Lurie Justin Coulombe CEO CFO 5

Forward-Looking Statements “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This letter may contain forward-looking statements about our financial outlook, strategic initiatives, products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes. The risks and uncertainties referred to above include—but are not limited to—risks related to the impact of the termination of our transaction with Zendesk, including potential adverse reactions or changes to our relationships with employees, customers and business partners; the diversion of the attention of the Momentive management from ongoing business operations and expenses and opportunity costs of the transaction; risks related to the COVID-19 coronavirus pandemic; our ability to retain and upgrade customers; our revenue growth rate; our brand (including our recent rebranding); our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions. Further information on these and other factors that could affect our financial results are included in documents that we file with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Annual Report on Form 10-K that was filed for the year ended December 31, 2021, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor. momentive.ai. We undertake no obligation to update the information in this letter. Use of Non-GAAP Financial Measures This letter contains information about Momentive Global Inc.’s financial results which are not presented in accordance with U.S. GAAP. Non-GAAP Income from operations and Non-GAAP Operating margin are non-GAAP financial measures. The company defines Non-GAAP income from operations as GAAP loss from operations excluding: (i) stock-based compensation, net, (ii) acquisition-related transaction costs, and (iii) amortization of acquisition intangible assets and has excluded the effect of these items because they are non-cash and/or are non-recurring in nature and because the company believes that the Non-GAAP financial measure excluding these items provide meaningful supplemental information regarding operational performance and liquidity. The company further believes this measure is useful to investors in that it allows for greater transparency to certain line items in its financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. Non-GAAP operating margin is defined as Non-GAAP operating income from operations divided by revenue. A limitation of Non-GAAP financial measures is that they do not have uniform definitions. Accordingly, the company’s definitions for the Non-GAAP measures used will likely differ from similarly titled Non-GAAP measures used by other companies thereby limiting comparability. The company uses Non-GAAP measures to compare and evaluate its operating results across periods in order to manage its business, for purposes of determining executive and senior management incentive compensation, and for budgeting and developing its strategic operating plans. The company believes that these Non-GAAP measures provide useful information about its operating results, enhance the overall understanding of its past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by its management in evaluating the company’s financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.
Momentive Metrics Definitions Average Uplift From Converting a Product-Led Growth Customer to a Sales Customer: The analysis is based on quarterly revenue data from the Surveys product and calculated on a per domain basis. Data is filtered to only include domains that had self-serve revenue in the four quarters preceding the sales deal and domains with sales revenue over the following four quarters greater than or equal to $5,000. We calculate this metric as of a period end for the entire cohort based on the sum of the self-serve and sales revenue for the four quarters inclusive of the quarter of when the sales deal closes for each sales customer divided by the last four quarters of revenue from the self-serve business preceding the quarter when the sales deal closed. Bookings: We calculate bookings as the sum of the monthly and annual contract values for contracts sold during a period for our monthly and annual customers, respectively. Multi-Seat Products Dollar-Based Net Retention Rate (NRR): We calculate Multi-Seat Products NRR as of a period end by starting with the trailing 12 months of bookings from the cohort of all organizational domain-based customers as of the 12 months prior to such period end (“Prior Period Bookings”). We then calculate the trailing 12 months of bookings from these same customers as of the current period end (“Current Period Bookings”). Current Period Bookings includes any upsells and is net of contraction or attrition, but excludes bookings from new domain-based customers in the current period. Prior Period Bookings and Current Period Bookings are calculated excluding bookings from our Market Research self-serve products, and excluding bookings from organizational domain-based customers with individual user products (individual annual and monthly single user plans) where the individual user product was the only product within an organizational domain or where it didn’t result in a downgrade or upgrade. We then divide the total Current Period Bookings by the total Prior Period Bookings to arrive at the Multi-Seat Products dollar-based net retention rate. Number of Products (In the Context of a Customer): Customer is defined as having one product if the trailing 12-month bookings within a particular Product Line (Surveys, Customer Experience, Market Research, Apply / Techvalidate / Engage) is greater than $0. The same methodology is applied to determine customers with two products, three products, and four products. Organizational Customers: As of September 30, 2021, over 90% of our trailing 12-month bookings were from organizational domain-based customers, which are customers who register with us using an email account with an organizational domain name, such as @momentive.ai, but excludes customers with email addresses hosted on widely used domains such as @gmail, @outlook or @yahoo. Organizational Customer Dollar-Based Net Retention Rate (NRR): As of September 30, 2021, over 90% of our trailing 12-month bookings were from organizational domain-based customers, which are customers who register with us using an email account with an organizational domain name, such as @momentive.ai, but excludes customers with email addresses hosted on widely used domains such as @gmail, @outlook or @yahoo. We calculate bookings as the sum of the monthly and annual contract values for contracts sold during a period for our monthly and annual customers, respectively. We calculate organizational dollar-based net retention rate as of a period end by starting with the trailing 12 months of bookings from the cohort of all organizational domain-based customers as of the 12 months prior to such period end (“Prior Period Bookings”). We then calculate the trailing 12 months of bookings from these same customers as of the current period end (“Current Period Bookings”). Current Period Bookings includes any upsells and is net of contraction or attrition, but excludes bookings from new domain-based customers in the current period. We then divide the total Current Period Bookings by the total Prior Period Bookings to arrive at the organizational dollar-based net retention rate. Percentage of Sales Customers with One, Two, or Three Products: A sales customer, being a customer sold through our sales team, is defined as having one product if the trailing 12-month bookings within a particular Product Line (Surveys, Customer Experience, Market Research, Apply / Techvalidate / Engage) is greater than $0. The same methodology is applied to determine customers with two products, three products, and four products. We calculate the total number of customers which satisfy each respective product count cohort and divide that figure by the total sales customers across all cohorts to arrive at a percentage of sales customers with one, two, three, or four products. Sales-Assisted Customer: Customers sold through our sales team. Revenue Run Rate: Most recently reported quarter revenue, multiplied by four. 6